ADVANCED SERIES TRUST

AST RCM World Trends Portfolio

Supplement dated December 20, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST RCM World Trends Portfolio (the Portfolio), and the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective December 31, 2018, Paul Pietranico, CFA and Heather Bergman, PhD will replace Dr. Herold Rohweder and Dr. Michael Stamos as Portfolio Managers for the Portfolio. Giorgio Carlino and Claudio Marsala will continue to serve as portfolio managers for the Portfolio.

To reflect this change, effective as of December 31, 2018, the Prospectus, Summary Prospectus and the SAI are hereby revised as follows:

I.All references and information pertaining to Dr. Herold Rohweder and Dr. Michael Stamos are hereby removed.

II.The tables in the section of the Prospectus entitled "Summary: AST RCM World Trends Portfolio - Management of the Portfolio" and the section of the Summary Prospectus entitled "Management of the Portfolio" are hereby revised by adding the following information with respect to Paul Pietranico and Heather Bergman:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM	Allianz Global	Paul Pietranico,	Director, Head of	December 2018
Investments LLC	Investors U.S.	CFA	Active Allocation
	LLC		Strategies
AST Investment		Heather Bergman,	Vice President,	December 2018
Services, Inc.		Ph.D	Portfolio Manager

III.The following is added to the the section of the Prospectus entitled "HOW THE TRUST IS MANAGED –Portfolio Managers– AST RCM World Trends Portfolio":

Paul Pietranico is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As the head of active allocation strategies within the Multi Asset US team, he oversees all traditional multi asset strategies and is a portfolio manager for the Global Dynamic Allocation Fund, Multi Asset Income, the target-date portfolios, among other dynamic asset allocation strategies. Mr. Pietranico has 23 years of investment-industry experience. He previously worked at Charles Schwab & Co., focusing on research related to portfolio optimization;

asset allocation; retirement planning; and investment-manager due diligence. Mr. Pietranico has a BS. in physics, an MA. in philosophy of science, and an MS in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

Heather Bergman is a portfolio manager with Allianz Global Investors, which she joined in 2011. As a member of the Multi Asset US team, she is a portfolio manager for asset allocation portfolios and manages the investment functions around the 529 portfolios, including monitoring the underlying managers and leading the portfolio-update process. Ms. Bergman has 11 years of investment-industry experience. Before joining the firm, Ms. Bergman taught at the University of California Los Angeles and did her post-doctoral research at New York University; before that, she was an analyst at a global macro hedge fund, covering both developed and emerging markets. Ms. Bergman has a BA in government from Georgetown University, an MA in international economic policy from Columbia University and a PhD in international political economy from the University of California Los Angeles.

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IV.	The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST RCM World Trends
Portfolio" is hereby revised by adding the following information with respect to the Portfolio:

	Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership of
		Managers	Investment	Investment		Portfolio
			Companies*	Vehicles*		Securities*
	Allianz Global	Paul	10 / $646m	26 / $1,669m	4 / $148m	None
	Investors U.S.	Pietranico,
	LLC	CFA

		Heather	10 / $646m	26 / $1,669m	4 / $148m	None
Bergman,
Ph.D

*Information is as of November 30, 2018

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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